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                                                                      Exhibit 32


                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                                 OF ADVOCAT INC.
                       FOR THE QUARTER ENDED JUNE 30, 2003

The undersigned hereby certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for Advocat Inc. ("Issuer") for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

   (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

A signed original of this written statement required by Section 906 has been provided to Advocat Inc. and will be retained by Advocat Inc. and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. This Certification is executed as of August 13, 2003.


                                           /s/ William R. Council, III
                                           -------------------------------------
                                           William R. Council, III
                                           Chief Executive Officer

                                           /s/ L. Glynn Riddle, Jr.
                                           -------------------------------------
                                           L. Glynn Riddle, Jr.
                                           Chief Financial Officer